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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                           DATE OF REPORT: MAY 8, 2003
                        (Date of earliest event reported)



                             POWELL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            NEVADA                       0-6050               88-0106100
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)


             8550 MOSLEY DRIVE
              HOUSTON, TEXAS                                    77075-1180
(Address of Principal Executive Offices)                        (Zip Code)


                                 (713) 944-6900

              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

     EXHIBIT
     NUMBER                                              DESCRIPTION
----------------                                         -----------
       99.1                                    Press Release dated May 8, 2003.


ITEM 9 - REGULATION FD DISCLOSURE (ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition, and is captioned under Item 9, Regulation FD Disclosure, in accordance with the filing guidance contained in SEC Release 33-8216. Pursuant to general instruction B.6. of Form 8-K, the information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

     On May 8, 2003, Powell Industries, Inc., a Nevada corporation (the "Company"), announced that it has revised its fiscal 2003 second quarter and full year earnings guidance, and that a joint venture led by its subsidiary, Transdyn Controls, Inc., has been awarded a contract from the Port Authority of New York & New Jersey to design and build Intelligent Transportation Systems for the Holland and Lincoln Tunnels. Additional information is included in the Company's press release dated May 8, 2003, which is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               POWELL INDUSTRIES, INC.


Date:  May 15, 2003            By: /s/ DON R. MADISON
                                  ---------------------------------------------
                                  Don R. Madison
                                  Vice President/Treasurer/
                                  Chief Financial Officer
                                  (Principal Accounting and Financial Officer)


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                                INDEX TO EXHIBIT


EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------

    99.1                        Press Release dated May 8, 2003.